Impairments	12 Months Ended
Dec. 31, 2025
Impairment Of Assets [Abstract]
Impairments	Impairments
Accounting policies
Impairment of property, plant and equipment,
right-of-use assets, intangible assets including
goodwill and equity accounted investments
Equinor assesses individual assets or groups of
assets for impairment when events or changes in
circumstances indicate that the carrying value may
not be recoverable. Assets are grouped into cash
generating units (CGUs), typically individual oil and
gas fields, plants, or equity accounted investments.
Each unconventional asset play is considered a
single CGU when no cash inflows from parts of the
play can be readily identified as being largely
independent of the cash inflows from other parts of
the play. In impairment assessments, the carrying
amounts of CGUs are determined on a basis
consistent with that of the recoverable amount.
Properties that are not yet classified as reserves are
assessed for impairment when facts and
circumstances suggest that the carrying amount of
the asset or CGU to which the unproved properties
belong may exceed its recoverable amount, and at
least once a year. Exploratory wells that have found
hydrocarbon resources, but where classification of
those resources as reserves depends on whether
major capital expenditure can be justified or where
the economic viability of that major capital
expenditure depends on the successful completion of
further exploration work, will remain capitalised during
the evaluation phase for the exploratory finds. If,
following evaluation, an
exploratory well has not found hydrocarbon
resources, the previously capitalised costs are tested
for impairment. After the initial evaluation phase for a
well, it will be considered a trigger for impairment
testing of a well if no development decision is
planned for the near future and there is no firm plan
for future drilling in the licence.
Goodwill is reviewed for impairment annually or more
frequently if events or changes in circumstances
indicate that the carrying value might be impaired.
Impairment is determined by assessing the
recoverable amount of the CGU, or group of units, to
which the goodwill relates. When conducting
impairment testing of goodwill initially recognised as
an offsetting item to the computed deferred tax
provision in a post-tax transaction on the NCS, the
remaining amount of the deferred tax provision will
factor into the impairment valuation.
Impairment and reversals of impairment are
presented in the Consolidated statement of income
as either Exploration expenses or Depreciation,
amortisation and net impairment losses. This
classification depends on the nature of the impaired
assets, whether they are as exploration assets
(intangible exploration assets) or development and
producing assets (property, plant and equipment and
other intangible assets), respectively.
Measurement
The recoverable amount applied in Equinor’s
impairment assessments is normally estimated value in
use. Equinor may also apply the assets’ fair value less
cost of disposal as the recoverable amount when such
a value is available, reasonably reliable, and based on a
recent and comparable transactions.
Value in use is determined using a discounted cash flow
model. The estimated future cash flows are based on
Equinor’s most recently approved forecasts by
management, which are based on reasonable and
supportable assumptions and represent management’s
best estimates of the range of economic conditions that
will exist over the remaining useful life of the assets.
Assumptions and economic conditions in establishing
the forecasts are reviewed by management on a regular
basis and updated at least annually. For assets and
CGUs with an expected useful life or timeline for
production of expected oil and natural gas reserves
extending beyond five years, including planned onshore
production from shale assets with a long development
and production horizon, the forecasts reflect expected
production volumes, and the related cash flows include
project or asset specific estimates reflecting the relevant
period. Such estimates are established based on
Equinor's principles and assumptions and are
consistently applied.
The estimated future cash flows are adjusted for risks
specific to the asset or CGU and discounted using a
real post-tax discount rate based on Equinor's post-tax
weighted average cost of capital (WACC). Country risk
specific to a project is included as a monetary
adjustment to the projects’ cashflow. Equinor considers
country risk primarily as an unsystematic risk. The cash
flow is adjusted for risk that influences the expected
cash flow of a project and which is not part of the
project itself. The use of post-tax discount rates in
determining value in use does not result in a materially
different determination of the need for, or the amount of,
impairment that would be required if pre-tax discount
rates had been used.
Impairment reversals
A previously recognised impairment is reversed only if
there has been a change in the estimates used to
determine the asset’s recoverable amount. Impairments
of goodwill are not reversed in future periods.
Estimation uncertainty regarding impairment Evaluating
whether an asset is impaired or if an impairment should
be reversed requires a high degree of judgement and
may largely depend on the selection of key assumptions
about future conditions. In Equinor's business context,
judgement is necessary
in determining what constitutes a CGU. Development in
production, infrastructure solutions, markets, product
pricing, management actions and other factors may
over time lead to changes in CGUs such as splitting one
original CGU into multiple CGUs.
The key assumptions used are subject to change due to
the inherently volatile nature of macro- economic factors
such as future commodity prices and discount rates, as
well as uncertainty in asset specific factors like reserve
estimates and operational decisions impacting the
production profile or activity levels. Fluctuations in
foreign currency exchange rates will also affect value in
use, especially for assets on the NCS, where the
functional currency is NOK. When estimating the
recoverable amount, the expected cash flow approach
is applied to reflect uncertainties in timing and amounts
inherent in the assumptions used in the estimated future
cash flows. For example, climate-related matters (see
also Note 3 Climate change and energy transition) are
expected to have a pervasive impact on the energy
industry, affecting not only supply, demand and
commodity prices, but also technology changes,
increased emission-related levies, and other matters
with mainly mid-term and long-term effects. These
effects have been factored into the price assumptions
used for estimating future cash flows through
probability-weighted scenario analyses.
Estimating future cash flows involves complexity, as it
requires considering assumptions from Equinor’s,
market participants’ and other external sources’
assumptions about the future and discounting them to
present value. In order to establish relevant future cash
flows, impairment testing requires long-term
assumptions to be made concerning a number of
economic factors such as future market prices, refinery
margins, foreign currency exchange rates, future output,
discount rates, impact of the timing of tax incentive
regulations, and political and country risk among others.
These long-term assumptions for major economic
factors are made at a group level, and involve a high
degree of reasoned judgement. This judgement is also
required, in determining other relevant factors such as
forward price curves, in estimating production outputs,
and in determining the ultimate terminal value of an
asset.

Net impairments/(reversal of impairments)
	Full year
(in USD million)	2025	2024	2023

Property, plant and equipment	728	(120)	641
Intangible assets	603	265	—
Assets classified as held for sale	850	—	310
Equity accounted investments	2	6	309
Other	298	—	—

Total net impairments/(reversals) excluding exploration expenses	2,481	151	1,260
The intangible assets line includes Goodwill and amortisable intangible assets. Impairments classified as Exploration expenses in the Consolidated statement of income are excluded.
For impairment purposes, the asset’s carrying amount is compared to its recoverable amount. The recoverable amount is established based on a value in use approach unless otherwise stated below the table. The table below describes, per area, the Producing and development assets being impaired/(reversed), net impairment/(reversal), and the carrying amount after impairment.

	At 31 December 2025		At 31 December 2024		At 31 December 2023
(in USD million)	Carrying amount after impairment	Net impairment loss/ (reversal)	Carrying amount after impairment	Net impairment/ (reversal)	Carrying amount after impairment	Net impairment/ (reversal)

Exploration & Production Norway	1,505	173	117	64	886	588
Exploration & Production Brazil	—	200	—	—	—	—
Exploration & Production USA - offshore	1,315	385	—	—	1,165	(290)
Europe and Asia	—	651	—	—	—	310
Marketing, Midstream & Processing	1,591	(283)	95	(158)	949	343
Renewables USA - offshore	3,337	1,101	82	50	134	300
Renewables - other	552	254	821	221	—	—
Other	—	—	23	(26)	112	10

Total	8,300	2,481	1,138	151	3,245	1,261
Exploration & Production Norway
In 2023, the impairment mainly related to reduced expected reserves on a producing asset on the Norwegian Continental
Shelf.
Exploration & Production USA - offshore
In 2025, the impairments related to producing assets in the Gulf of America following reduced production estimates, increased cost estimates and lower price assumptions. In 2023, the impairment reversal mainly related to increased expected reserves on a producing asset.
Exploration & Production International - Europe and Asia
In 2025 the impairment related to assets in the UK classified as held for sale and measured at fair value, due to an update of expected future commodity price assumptions. See note 6 Acquisitions and disposal. In 2023, the impairment related to the held for sale reclassification of Azerbaijan assets.
Marketing, Midstream & Processing
In 2025, the net impairment reversal mainly related to increased refinery margin assumptions combined with extended economic lifetime of the relevant asset. In 2023, the impairment mainly related to expectations of stabilizing refinery margins at a lower level than the margins consumed in recent periods.
Renewables USA – Offshore
In 2025, impairments mainly related to Equinor’s offshore wind projects on the US North East Coast. Regulatory changes leading to reduced expected synergies from future offshore wind projects and increased exposure to tariffs impacted the project economics for the combined cash generating unit encompassing Empire Wind 1 (EW1) and South Brooklyn
Marine Terminal (SBMT) negatively, as well as the undeveloped Empire Wind 2 project. A discount rate of 3% real post-
tax was applied.
There is an increased risk associated with offshore wind projects in the U.S., including the development of the Empire
Wind project. The Bureau of Ocean Energy Management issued a second stop work order on 22 December 2025 (the
Order), ordering the suspension of ongoing activities on the Outer Continental Shelf citing national security concerns.
Empire Offshore Wind LLC has filed a lawsuit challenging the validity of the Order. Furthermore, on 15 January 2026, the
U.S. District Court for the District of Columbia granted a preliminary injunction allowing construction to resume while the underlying case is considered. The injunction enables work to continue without significant delays or adverse financial consequences for the project. The case is still ongoing. On 31 December 2025, the gross book value of Equinor’s assets related to the Empire Wind project was around USD 3.7 billion, including SBMT. In addition, the total amount drawn under the project finance term loan facility per 31 December 2025 was USD 2.7 billion.
In 2023, Equinor’s offshore wind projects on the US North East Coast were facing increased costs and in October 2023, the New York State Public Service Commission (PSC) rejected price increase petitions related to the offtake agreement with Equinor’s equity accounted joint ventures. As a consequence, an impairment of USD 300 million was recognised applying a fair value approach.
Accounting assumptions
Management’s future commodity price assumptions and currency assumptions are used for value in use impairment testing. While there are inherent uncertainties in the assumptions, the commodity price assumptions as well as currency assumptions reflect management’s best estimate of the price and currency development over the life of the Group’s assets based on its view of relevant current circumstances and the likely future development of such circumstances, including energy demand development, energy and climate change policies, as well as the speed of the energy transition population and economic growth, geopolitical risks, technology, and cost development among other factors.
Management’s best estimate also takes into consideration a range of external forecasts.
Equinor has performed a thorough and broad analysis of the expected development in drivers for the different commodity markets and exchange rates. Significant uncertainty exists regarding future commodity price development due to the transition to a lower carbon economy, future supply actions by OPEC+, and other factors. Such analysis resulted in changes in the long- term price assumptions with effect from the third quarter of 2025. The main price assumptions applied in impairment and impairment reversal assessments are disclosed in the table below as price-points on price curves. Previous price-points applied from the second quarter of 2024 and up to and including the second quarter of 2025 are provided in brackets.

Year
Prices in real terms1)	2030		2040		2050

Brent Blend (USD/bbl)	75	(80)	75	(75)	72	(70)
European gas (USD/MMBtu) - TTF	7.8	(8.3)	9.4	(9.5)	10.5	(9.5)
Henry Hub (USD/MMBtu)	4.3	(4.3)	4.3	(4.5)	5.3	(4.5)
Electricity Germany (EUR/MWh)	72	(71)	76	(74)	76	(74)
EU ETS (EUR/tonne)	103	(101)	139	(136)	169	(165)

1) Basis year 2025. The prices in the table are price-points on price-curves.
The long-term NOK currency exchange rates are
expected to remain unchanged compared to previous
long-term assumptions. The NOK/USD rate from 2028
and onwards is kept at 10.0, the NOK/EUR rate at 11.5,
and the USD/GBP rate at 1.30.
Climate considerations are included in the impairment
calculations directly by estimating the CO₂ taxes in the
cash flows. Indirectly, the expected effect of climate
change is also included in the estimated commodity
prices where supply and demand are considered. The
prices also have an effect on the estimated production
profiles and economic cut-off of the projects.
Furthermore, climate considerations are a part of the
investment decisions following Equinor’s strategy and
commitments to the energy transition.
The CO₂-tax assumptions used for impairment
calculations of Norwegian upstream assets are based
on Norway’s Climate Action Plan for the period
2021-2030 (Meld. St 13 (2020-2021)), assuming a
gradually increased CO₂ tax (the total of EU ETS +
Norwegian CO₂ tax) in Norway to 2,000 NOK/tonne
(real 2025) in 2030.
We apply carbon price assumptions for all Equinor’s
assets, also for assets in countries outside EU where
CO2 is not already subject to taxation or where Equinor
has not established specific estimates.
The base discount rate applied in value in use
calculations is 5.5% real after tax. The discount rate is
derived from Equinor’s weighted average cost of capital.
For projects, mainly within the REN segment in periods
with fixed low risk income, a lower discount rate will be
considered on a case-by-case basis. A pre-tax discount
rate is derived based on the asset’s characteristics,
such as specific tax treatments, cash flow profiles, and
economic life. The pre-tax rates for 2025 were 6% for
E&P USA, 4% for Renewables USA - Offshore and 7%
for MMP.
Sensitivities
Significant downward adjustments in Equinor's
commodity price assumptions would result in
impairment losses on certain producing and
development assets, including intangible assets subject
to impairment assessment, while an opposite
adjustment could lead to impairment-reversals.
Assuming a reasonably possible 30% decline in
commodity price forecasts over the assets' lifetime
could result in an illustrative impairment recognition of
approximately USD 6 billion before tax effects. See note
3 Climate change and energy transition for possible
effect of using the prices in a 1.5ºC compatible Net Zero
Emission by 2050 scenario.
Similarly, for illustrative purposes, Equinor assessed the
sensitivity of the discount rate used in the value in use
calculations for upstream producing assets and
certain related intangible assets. An increase in the
discount rate from 5.5% to 6.5% real after tax, in
isolation, would have no material impact on the
recognised impairment amount before tax effects.
The illustrative impairment sensitivities above are based
on a simplified method, which assumes no changes to
other input factors. However, Equinor notes that a price
reduction of 30% or those representing Net Zero
Emission scenario would likely impact business plans
and other factors used in estimating an asset’s
recoverable amount. The correlated changes reduce
the stand-alone impact of the price sensitivities.
Changes in such input factors would likely include a
reduction in the cost level in the oil and gas industry and
offsetting foreign currency effects, which have
historically occurred following significant changes in
commodity prices.